UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2007

                              Compuware Corporation
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 000-20900

            Michigan                                     38-2007430
(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

   One Campus Martius, Detroit, Michigan                  48226-5099
  (Address of Principal Executive Offices)                (Zip Code)

      (Registrant's telephone number, including area code): (313) 227-7300

                              ---------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On July 10, 2007, Compuware Corporation ("Compuware") issued a press release announcing financial results for its first quarter ended June 30, 2007 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on July 10, 2007 is furnished with the Report as Exhibit 99.2.

      Forward-Looking Statements

      Certain statements in this Current Report on Form 8-K, including but not limited to statements set forth in the attached press release, may constitute forward-looking statements. These forward looking statements involve a number of known and unknown risks, uncertainties and other factors that may cause such forward-looking statements not to be realized and that could cause actual results to differ materially from Compuware's expectations in these statements. For more information about other risks that could affect the forward-looking statements herein, please see Compuware's most recent quarterly report on Form 10-Q, annual report on Form 10-K and other filings made with the Securities and Exchange Commission. Compuware expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any changes in expectations, or any change in events or circumstances on which those statements are based, unless otherwise required by law.

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (b) Departure of Principal Officer:

      On July 10, 2007, Compuware Corporation also announced that its President and Chief Operating Officer of Compuware Products Division, Henry A. Jallos, has resigned his position with the company, effective immediately. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

             99.1   Press Release, dated July 10, 2007.

             99.2   Transcript of conference call held on July 10, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  COMPUWARE CORPORATION


Date: July 12, 2007                               By: /s/ Laura L. Fournier
                                                      --------------------------
                                                      Laura L. Fournier
                                                      Senior Vice President
                                                      Chief Financial Officer

                                INDEX OF EXHIBITS


    Exhibit No.                           Description
    -----------     ----------------------------------------------------

       99.1         Press Release, dated July 10, 2007.
       99.2         Transcript of conference call held on July 10, 2007.